Offerings - Offering: 1	May 14, 2026 USD ($)
Offering:
Fee Previously Paid	true
Rule 0-11	true
Transaction Valuation	$ 223,613,680.00
Amount of Registration Fee	$ 30,881.05
Offering Note	The transaction valuation is calculated as the aggregate maximum purchase price for shares of beneficial interest. The fee of $30,881.05 was paid in connection with the filing of the Schedule TO-I by Golub Capital Private Credit Fund (File No. 005-94264) on March 27, 2026 (the "Schedule TO"). The amount of filing fee is calculated at $138.10 per $1,000,000.00 of the transaction valuation in accordance with Rule 0-11 under the Securities Exchange Act of 1934, as amended, as modified by Fee Rate Advisory No. 1 for fiscal year 2026.